SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2005

HSBC Automotive Trust 2005-1

(Exact name of registrant as specified in its charter)

Delaware	333-100512-05	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o HSBC Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois		60070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code  - (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

HSBC Auto Receivables Corporation has registered an issuance of $997,882,000 in principal amount of Securities (the “Securities”) on Form S-3.  Pursuant to the Registration Statement, HSBC Automotive Trust 2005-1 (the “Issuer”) issued $333,600,000 Class A-1 3.45833% Auto Receivable Asset Backed Notes, $251,300,000 Class A-2 3.92% Auto Receivable Asset Backed Notes, $264,800,000 Class A-3 4.15% Auto Receivable Asset Backed Notes, and $148,182,000 Class A-4 4.35% Auto Receivable Asset Backed Notes (collectively, the “Notes”) on June 22, 2005 (the “Closing Date”).  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to (i) an Indenture attached hereto as Exhibit 4.1, dated as of June 22, 2005, among the Issuer, Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”) and (ii) the Series Supplement attached hereto as Exhibit 4.4, dated as of June 22, 2005, among the Issuer, HSBC Finance Corporation as Master Servicer (the “Master Servicer”), HSBC Auto Receivables Corporation, as Seller (the “Seller”), the Indenture Trustee, U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”) and the Administrator.

The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated June 15, 2005 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 9.01.                                              Financial Statements and Exhibits.

(a)                    Not applicable

(b)                   Not applicable

(c)                    Exhibits:

1.1                                 Underwriting Agreement, dated June 15, 2005, among HSBC Finance Corporation, HSBC Auto Receivables Corporation, individually and as Seller (the “Seller”), HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as Representative of the Underwriters (the “Representative”).

4.1                                 Indenture, dated as of June 22, 2005, among HSBC Automotive Trust 2005-1 (the “Issuer”), Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2                                 Amended and Restated Trust Agreement, dated as of June 22, 2005, between the Seller and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).

4.3                                 Master Sale and Servicing Agreement, dated as of June 22, 2005, among the Issuer, HSBC Finance Corporation, as Master Servicer (the “Master Servicer”), the Seller, the Indenture Trustee, and the Administrator.

4.4                                 Series Supplement, dated as of June 22, 2005, among the Issuer, the Master Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

8.1                                 Tax Opinion of Dewey Ballantine LLP.

10.1                           Master Receivables Purchase Agreement, dated as of December 18, 2001, between HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser, and HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller.

10.2                           Master Receivables Purchase Agreement, dated as of June 24, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

10.3.                        Master Receivables Purchase Agreement, dated as of August 8, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

10.4                           Master Receivables Purchase Agreement, dated as of November 18, 2002, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTOMOTIVE TRUST 2005-1

HSBC AUTO RECEIVABLES CORPORATION

By:	/s/ Steven H. Smith
Name:	Steven H. Smith
Title:	Vice President and Assistant Treasurer

Dated: June 27, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 15, 2005, among HSBC Finance Corporation, HSBC Auto Receivables Corporation, individually and as Seller (the “Seller”), HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as Representative of the Underwriters (the “Representative”).

4.1

Indenture, dated as of June 22, 2005, among HSBC Automotive Trust 2005-1 (the “Issuer”), Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2	Amended and Restated Trust Agreement, dated as of June 22, 2005, between the Seller and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).

4.3

Master Sale and Servicing Agreement, dated as of June 22, 2005, among the Issuer, HSBC Finance Corporation, as Master Servicer (the “Master Servicer”), the Seller, the Indenture Trustee, and the Administrator.

4.4	Series Supplement, dated as of June 22, 2005, among the Issuer, the Master Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

8.1	Tax Opinion of Dewey Ballantine LLP.

10.1

Master Receivables Purchase Agreement, dated as of December 18, 2001, between HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser, and HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller.

10.2

Master Receivables Purchase Agreement, dated as of June 24, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

10.3

Master Receivables Purchase Agreement dated as of August 8, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

10.4

Master Receivables Purchase Agreement, dated as of November 18, 2002, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.